MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Non-US Core Equity Fund

(the “Fund”)

The date of this Supplement is January 29, 2025.

Effective February 28, 2025, the following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

Adoption of a New Primary Benchmark Performance Index for use by the Fund

The Fund has selected the MSCI World ex USA IMI Index as its new primary benchmark performance index as a replacement for the MSCI EAFE Index. The Adviser has determined that the MSCI World ex USA IMI Index provides a more useful performance comparison given the Fund’s investment strategy.

In connection with the adoption of the new primary benchmark index, the table on page 13 of the Prospectus is updated to include information regarding the performance of this index for the periods included in the currently effective Prospectus for the Fund as follows:

Average Annual Total Returns

For the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Mercer Non-US Core Equity Fund – Class Y-3 Shares Return Before Taxes	18.80%	9.21%	5.45%
Return After Taxes on Distributions	18.05%	7.76%	3.81%
Return After Taxes on Distributions and Sale of Fund Shares	12.07%	7.22%	4.01%
MSCI World ex USA IMI Index[1] (net dividends) (reflects no deduction for fees, expenses or taxes (other than assumed dividend tax))	17.18%	8.24%	4.35%
MSCI EAFE Index[2] (net dividends) (reflects no deduction for fees, expenses or taxes (other than assumed dividend tax))	18.24%	8.16%	4.28%

(1) The Fund’s new primary benchmark index, the MSCI World ex USA IMI Index, measures the performance of equity securities in developed markets in North America, Europe, and the Asia/Pacific region, excluding the United States. The index is unmanaged and cannot be invested in directly.

(2) The Fund’s former primary benchmark index, the MSCI EAFE Index, measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.